Exhibit 99.1

September 2020 CUBIC CORPORATION OVERVIEW

SAFE HARBOR AND DISCLOSURES

This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or our future financial or operating performance are not historical and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as "may," "will," "anticipate," "estimate," "plan," "project," "goal," "continuing," "ongoing," "expect," "believe," "intend," "predict," "potential," "opportunity" and similar words or phrases or the negatives of these words or phrases. These statements involve estimates, assumptions and uncertainties, including those discussed in the section entitled "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended September 30, 2019 and updated in any subsequent Quarterly Reports on Form 10-Q and other filings that we make with the Securities and Exchange Commission, that could cause actual results to differ materially from those expressed in these statements.

Because the risk factors referred to above could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by us or on our behalf, you should not place undue reliance on any forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

This presentation also includes financial measures that are not prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). These non-GAAP financial measures supplement our GAAP disclosures and should be considered in addition to, but not as a substitute for, the applicable GAAP measure. In addition, other companies may define these non-GAAP measures differently and, as a result, our non-GAAP measures may not be directly comparable to the non-GAAP measures of other companies. We believe that presenting our results and measures on a non-GAAP basis in conjunction with GAAP measures provides the most meaningful basis for comparison of our operating results across periods. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the Appendix to this presentation.

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We efficiently provide our global customers with innovative, mission - critical solutions to reduce congestion and increase operational readiness and effectiveness through superior situational understanding . TECHNOLOGY - DRIVEN, MARKET - LEADING SOLUTIONS 3 2019 Sales Employees Customers Backlog $1.5B 6,200 $3.7B >2x FY19 Sales (Blue Chips) Transportation Systems $850M Sales | $111M Adj. EBITDA 1 Mission & Performance Solutions $647M Sales | $67M Adj. EBITDA 1 57% of Sales Leading provider of payment systems and intelligent travel solutions Leading provider of training and expeditionary communications solutions Cubic Corporation Overview September 2020 | 43% of Sales 1 Non - GAAP financial measure. See Appendix for reconciliation. Note: Percentages, Sales and EBITDA reflect FY19.

FOSTERING AN INCLUSIVE, HIGHLY ENGAGED, "ALL-IN" CULTURE

We maximize every person's contribution to fuel diverse thought and celebrate our differences	*We provide a safe environment for our people to innovate and explore possibilities*	*We empathize with customers, enable creativity and drive innovation*

- Our #1 priority throughout the COVID-19 pandemic: Care for our People
- Latest (Q3) Employee Engagement Survey - overall engagement improved to 82% favorable
  (the highest engagement score since survey launched in 2016)
  - Out of 64 multiple choice items, 25 improved from Q2 to Q3; 0 items declined
  - Latest survey improvement influenced by Cubic's response to COVID-19
- Driving our Diversity & Inclusion strategy (launched 2019) to further enable an inclusive, innovative culture
- Launched a new mandatory unconscious bias training course

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2017 2018 2019 STRONG RECENT FINANCIAL PERFORMANCE WITH MANY ACHIEVEMENTS 5 $88 $105 $147 7.9% 8.7% 9.8% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% $0 $20 $40 $60 $80 $100 $120 $140 $160 2017 2018 2019 29% CAGR Adj. EBITDA 1 ($M) & Margin 1 (%) $1,108 $1,203 16% CAGR $1,496 Sales ($M) 1 Non - GAAP financial measure. See Appendix for reconciliation. RF = radio frequency. T2C2 = Transportable Tactical Command Communications. LVC - G = Live Virtual Constructive - Gaming. IDIQ = Indefinite Delivery Indef inite Quantity. Cubic Corporation Overview September 2020 | $18 $32 $53 $52 $50 1.3% 2.2% 3.5% 4.4% 3.4% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% $0 $10 $20 $30 $40 $50 $60 2015 2016 2017 2018 2019 R&D ($M) & % of Sales Major wins and progress on our strategic priorities • One Account strategy led to major fare collection awards in transportation • Advancement in revolutionizing mobile engagement, including Moovit partnership • Achieved GATR T2C2 Full Rate Production milestone; contract ceiling doubled • C4ISR mission chain strategy and investments drove key franchise program wins • Training positioned for growth in defense and new markets with LVC - G innovation Built significant backlog due to investment in innovation • 2017 - 2019 Book - to - Bill >1.3X • Backlog grew to company record of $4.1B in 2018 ($4.8B with unfunded T2C2 IDIQ) up from $2.5B in 2017 Enhanced portfolio, sharpened focus (technology - driven, market - leading) • Divested Defense Services business • Executed strategic acquisitions: ̶ Trafficware and GRIDSMART: leader in intelligent intersection management ̶ Nuvotronics : disruptive technology provider of advanced RF devices ̶ Pixia : advances our battlefield cloud strategy of processing and disseminating data - rich, actionable intelligence at the edge of the battlefield ̶ Delerrok : fare collection - as - a - service for small - and mid - market

NEXTCUBIC: EFFICIENTLY BUILDING TECHNOLOGY-DRIVEN, MARKET-LEADING BUSINESSES

	PAST	PRESENT	FUTURE (NextCubic)
Strategy	• Founder-centric conglomerate • Few breakthroughs every decade	• Technology-driven, market-leading • Innovation drives the company	• Efficient, technology-driven, market-leading digital solutions provider
Business Model & Infrastructure	• Internally-focused • Delivering bespoke systems • Hodgepodge of IT systems • Many silos, poor communication	• Focused on Winning the Customer • Productized model/reuse across systems • SAP | GEM | Workday | Salesforce • Implementing *One Cubic*	• Winning the Customer obsession • Scalable products built on platforms • Enhanced productivity and agility • Best-in-class operational effectiveness
HR	• HR focused on transactions	• Strategic HR function, developing talent	• Building on D&I culture to drive innovation and HR as talent engine
Capital Allocation	• Opportunistic • Low-cost acquisitions	• Disciplined allocation of discretionary spend • M&A aligned with strategy	• De-lever to <3.0x • Drive higher returns on capital
Financial Characteristics	• Limited ability to grow and scale • Limited focus on margins; London driving company profits	• Sales growth and sustainable margins • Fixed-margin systems with long development cycles; periodic and one-time delivery	• Growing as-a-service and recurring revenue with higher margins and high cash flow conversion

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Driving Efficiencies with Immediate, Impactful Actions 7 Cubic Corporation Overview September 2020 | ACHIEVING THE NEXTCUBIC VISION: NEAR - TERM OPPORTUNITIES EXECUTING DETAILED ROADMAPS TO ACHIEVE SUBSTANTIAL FINANCIAL IMP ACT • Company - wide Improvement Program Expected to Generate $50 - 75M Run - rate Incremental Adj. EBITDA by 2023 ̶ Partnered with leading consulting firm on multi - month, comprehensive operational review with an aim of driving additional performance improvement ̶ Recently launched the implementation phase to bolster margins, streamline operations and drive organic growth ̶ Program also includes significant working capital initiatives ̶ First action: combining Cubic’s defense business segments ̶ Quick - wins to be executed in 2020; ramp - up occurring 2021 - 2023 ̶ Program will further enhance employee engagement, capability and culture

NEAR - TERM OPPORTUNITY TO ENHANCE GROWTH, MARGINS AND CASH FLOW  Engineering and manufacturing  CTS and CMPS growth • Further optimized corporate functions • Simplified standard tasks • Enhanced controls and discipline around external support • Centralized with category - specific management and best - in - class taxonomy • Strategic sourcing/negotiations  Total run rate 8 Cubic Corporation Overview September 2020 | • Run rate at end of 2023  G&A and external spend • Digital platforms • Surface transport management, including expanded geographic reach and enhanced products • Mega - city urban revenue management (leverage best - in - class position; further improve efficiency) • Integration of defense businesses • Deliver multi - domain live, virtual, constructive (LVC) training • Capitalize and grow franchise wins – execute efficiently  Incremental  Adj. EBITDA Opportunity • Best - in - class engineering and enhanced quality performance through optimized structure • Improved deployment/utilization of engineers • Prioritized product roadmap strategy • Manufacturing further centralized into three Centers of Excellence

ACHIEVING THE NEXTCUBIC VISION: LONGER-TERM INITATIVES

DRIVING SUBSTANTIAL MID-TERM FINANCIAL IMPACT

- **Drive organic sales growth**
  - Deliver on our commitments – execute our backlog efficiently
  - Expand beyond core markets in under-scaled key adjacencies
  - Provide value-based solutions and expand business to sustainable, subscription-based revenue models
  - Capitalize and grow franchise programs
  - Expand dual technology for commercial and defense markets
- **Further drive margins and operating leverage**
  - Optimize engineering, G&A, external spend and manufacturing
  - Enable competitive advantages through scale and smart investment
- **Improve capital efficiency with increased free cash flow**
  - Commitment to target net leverage of <3.0x
  - Strong focus on returns on invested capital – increase ROIC to mid-teens
- **Enable innovation and performance through culture**
  - Leveraging our strengths: purpose, teams, integrity, diversity and inclusion
  - Effective oversight through refreshed, purpose-built, highly engaged Board

Mid-term Targeted Impacts
(projected results by FY25)

Mid to high single-digit organic sales growth CAGR	Increase Adj. EBITDA margin to mid-teens

NextCubic: Driving Growth, Scale, Efficiency and Culture to Deliver Greater Customer Value and Superior Profit

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NEXTCUBIC: CUBIC TRANSPORTATION SYSTEMS



- **Strategic Priorities to Drive Profitable Growth**
  - **Digital Platform:** Multi-agency TouchPass with cEMV & SagePay, enhanced mobile ticketing, including international expansion with multilingual, multicurrency and GDPR compliance
  - **Surface Transport Management (STM):** Scale up STM, leverage best-in-class products and drive growth from increased demand for intersection and congestion management
  - **Mega-City Urban Revenue Management:** Capitalize on leading, best-in-class position; investment to further reduce costs and deployment cycles and enriched features

- **Highlights of Execution Roadmap**
  - **Expand and integrate** multi-agency Digital platform with mobility payments; multi-modal journey planning; loyalty & rewards and complete MaaS offering integrated with Moovit
  - **Invest** in reimagined/expanded sales force and marketing to facilitate national and international expansion
  - **Further integrate** Trafficware/GRIDSMART to enhance cross-selling; capitalize on strong market position
  - **Redirect** engineering efforts to ensure standardized, productized versions of key offerings
  - **Enhance** position on contact free technologies with further enhancements in gates, validators and virtual ticket agent

Solving Customers' Mobility Challenges with Innovative Solutions

GDPR = General Data Protection Regulation. MaaS – Mobility as a Service.

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NEXTCUBIC: CUBIC MISSION & PERFORMANCE SOLUTIONS







- **Strategic Priorities to Drive Profitable Growth**
  - **Capitalize franchise wins** and execute efficiently – STIGS, HCB, ABMS, F-35, MQ-25, MH-60, Boomslang, Troposcatter
  - **Leverage differentiated SWaP and mission chain strategy** – connecting the battlefield of the future from edge to edge – including high-value data exploitation, secure multi-band communications and critical enabling hardware
  - **Grow digital platforms** – build on existing capabilities in data aggregation, analytics, visualization and game-based training
  - **Deliver multi-domain LVC training** – next-generation air (SLATE) and ground training (STE, FoFNext)

- **Highlights of Execution Roadmap**
  - **Invest in critical enabling capabilities** – optimize IRAD funding to highest return and growth opportunities
  - **Expand business development** efforts across defense, commercial and international customer segments
  - **Integrate** defense businesses to capture synergies and operational efficiencies while leveraging technical capabilities and customer relationships

Integrated Mission Capabilities and Performance Solutions for the Future, Multi-domain Operational Environment

STIGS = Surface Training Immersive Gaming and Simulations. HCB = High Capacity Backbone. ABMS = Advanced Battle Management System. SLATE = Secure Live Virtual Constructive Advanced Training Environment. STE = Synthetic Training Environment. FoF = Force on Force.

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ACCELERATING OUR ESG STRATEGIC PRIORITY

2019

- ✓ Hired Sr. Director of Responsible Business & Sustainability
- ✓ Began foundational ESG work
- ✓ D&I strategy rolled out; 10 ERGs globally
- ✓ Manufacturing / procurement – low or zero emission designated sites
- ✓ Implemented majority voting for directors

CEO ACTION FOR DIVERSITY & INCLUSION *2017 signatory*

DIVERSITY & INCLUSION

How LIVING ONE CUBIC

Forbes 2019 THE BEST EMPLOYERS for DIVERSITY

2020

- ✓ Signatory to UN Global Compact
- ✓ Conducted materiality assessment
- ✓ Developed sustainability strategy
- ✓ Gathering legacy data; determined KPIs
- ✓ Launched D&I toolkit, resources and training
- ✓ Increased Board / NEO stock ownership requirements; improvement to exec. comp. program alignment with shareholders

- Finalize ESG objectives and policies
- Initial website enhancements/updates
- Global COVID-19 response

2021+

- Release of first Annual ESG Report
- Solar and EV project at corporate office
- General waste and water baseline assessments
- Implementing HSE management system
- Supply chain sustainability, rationalization
- Identify and action UN Sustainable Development Goals
- Achieve best-in-class ESG status

All Segments Support Our ESG Journey

Transportation Systems: *Our* ***intelligent travel solutions*** *enhance* ***mobility and safety*** *and help cities* ***reduce*** *the environmental and economic costs of* ***traffic congestion***

Mission & Performance Solutions: *Our* ***LVC training*** *and* ***networked C4ISR*** *solutions improve mission effectiveness and readiness,* ***reduce physical footprint****, and* ***enable a safer world***

Corporate Responsibility has Always Been a Part of Cubic's Culture

ERG = Employee Resource Group. FWA = Flexible Work Arrangement. HSE = Heath, Safety and Environment. NEO = Named Executive Officer. LVC = Live Virtual Constructive.

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01 Great market position and large backlog forms foundation for the next wave of transformation 02 NextCubic vision and roadmaps to deliver strong near - and mid - term financial performance 03 Proven innovation with opportunity to accelerate growth through scale within and beyond the core 04 Reinvigoration of shareholder mindset and an execution edge to the workforce 05 Committed to a diverse and inclusive culture, which drives innovation and collaboration across the organization STRONG RECORD OF ACHIEVEMENT, NOW DRIVING A STEP CHANGE IN VALUE CREATION WITH NEXTCUBIC 13 Cubic Corporation Overview September 2020 |

APPENDIX

15 Cubic Corporation Overview September 2020 | CONSOLIDATED ADJUSTED EBITDA RECONCILIATION CONTINUING OPERATIONS – YEARS ENDED SEPTEMBER 30, 2019, SEPTEMBE R 30, 2018, AND SEPTEMBER 30, 2017 Cubic Consolidated ($M) 2019 2018 2017 Sales $ 1,496.5 $ 1,202.9 $ 1,107.7 Net income (loss) from continuing operations attributable to Cubic $ 51.1 $ 8.1 $ (25.7) Noncontrolling interest in loss of VIE (9.8) (0.3) - Provision for income taxes 11.0 7.1 14.6 Interest expense, net 13.9 8.8 14.1 Other non-operating expense (income), net 20.0 0.7 (0.4) Operating income $ 86.2 $ 24.4 $ 2.6 Depreciation and amortization 64.7 46.6 48.0 Noncontrolling interest in EBITDA of VIE (8.9) - - Acquisition related expenses, excluding amortization 13.4 4.5 (0.2) Strategic and IT system resource planning expenses 8.3 24.1 34.4 (Gain) loss on sale of fixed assets (32.5) - 0.4 Restructuring costs 15.4 5.0 2.3 Adj. EBITDA $ 146.6 $ 104.6 $ 87.5 Adj. EBITDA Margin 9.8% 8.7% 7.9% Years Ended September 30,

16 Cubic Corporation Overview September 2020 | ADJUSTED EBITDA RECONCILIATION BY SEGMENT CONTINUING OPERATIONS – YEARS ENDED SEPTEMBER 30, 2019, SEPTEMBE R 30, 2018, AND SEPTEMBER 30, 2017 ($ In Millions) Cubic Transportation Systems 2019 2018 2017 Sales $ 849.8 $ 670.7 $ 578.6 Operating income $ 77.2 $ 60.4 $ 39.8 Depreciation and amortization 30.7 12.0 8.8 Noncontrolling interest in income of VIE (8.9) - - Acquisition related expenses, excluding amortization 8.3 0.5 (0.2) Restructuring costs 3.2 0.4 0.4 Adjusted EBITDA $ 110.5 $ 73.3 $ 48.8 Adjusted EBITDA margin 13.0% 10.9% 8.4% Cubic Mission and Performance Solutions 2019 2018 2017 Sales $ 646.7 532.2 529.1 Operating income $ 30.8 16.5 18.8 Depreciation and amortization 30.1 30.9 34.2 Acquisition related expenses, excluding amortization 5.0 3.6 (0.1) Gain on sale of fixed assets (2.0) - - Restructuring costs 3.3 1.5 0.9 Adjusted EBITDA $ 67.2 $ 52.5 $ 53.8 Adjusted EBITDA margin 10.4% 9.9% 10.2% Years Ended September 30, Years Ended September 30,